Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

Fourth Quarter 2008
Supplemental Financial Information

In July 2008, the Company acquired Chestnut Street Apartments, a 96-unit apartment community located in Santa Cruz, California, for $22.1 million. The property was built in 2002 and includes approximately 9,000 square feet of commercial and retail space.

Table of Contents

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
(Dollars in thousands, except per share amounts)	December 31,		December 31,
	2008	2007	2008	2007

Revenues:
Rental and other property	$104,831	$98,212	$407,729	$373,959
Management and other fees from affiliates	1,201	1,428	5,166	5,090
	106,032	99,640	412,895	379,049

Expenses:
Property operating, excluding real estate taxes	25,905	24,664	100,469	91,369
Real estate taxes	8,588	8,350	33,492	31,649
Depreciation and amortization	28,296	28,611	110,860	97,647
Interest	20,368	21,250	78,203	78,938
Amortization of deferred financing costs	774	1,001	2,883	3,055
General and administrative	7,323	7,754	26,984	26,273
Other expenses	1,350	800	1,350	800
	92,604	92,430	354,241	329,731

Earnings from operations	13,428	7,210	58,654	49,318

Gain on sale of real estate	2,132	-	4,578	-
Gain on early retirement of debt	3,517	-	3,517	-
Interest and other income	3,295	2,856	11,343	10,310
Equity income co-investments	495	353	7,820	3,120
Minority interests	(5,466)	(4,540)	(22,395)	(19,999)
Income before discontinued operations income tax provision	17,401	5,879	63,517	42,749
Income tax provision	-	(400)	-	(400)
Income before discontinued operations	17,401	5,479	63,517	42,349

Income and gain from discontinued operations, net of minority interests	3,254	48,118	1,837	73,289
Net income	20,655	53,597	65,354	115,638
Dividends to preferred stockholders	(2,310)	(2,310)	(9,241)	(9,174)
Net income available to common stockholders	$18,345	$51,287	$56,113	$106,464

Net income per share - basic	$0.70	$2.04	$2.23	$4.34

Net income per share - diluted	$0.70	$2.02	$2.21	$4.24

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2008	2007	2008	2007

Rental and other property
Rental	$98,521	$92,911	$384,174	$352,790
Other property	6,310	5,301	23,555	21,169
Rental and other property	$104,831	$98,212	$407,729	$373,959
Management and other fees from affiliates
Management	$822	$934	$3,217	$3,457
Development and redevelopment	379	494	1,949	1,294
Promote interest from Fund I	-	-	-	339
Management and other fees from affiliates	$1,201	$1,428	$5,166	$5,090
General and administrative
General and administrative	$10,931	$10,730	$41,403	$37,302
Allocated to property operating expenses - administrative	(2,238)	(1,537)	(9,014)	(5,970)
Capitalized to real estate	(1,370)	(1,439)	(5,405)	(5,059)
Net general and administrative	$7,323	$7,754	$26,984	$26,273
Interest and other income
Interest income	$1,469	$1,290	$4,817	$3,947
Lease income, net	1,826	1,566	6,526	6,363
Interest and other income	$3,295	$2,856	$11,343	$10,310
Equity income in co-investments
Equity income in co-investments	$495	$353	$1,502	$1,074
Gain on sale of co-investment, promote interest, and fees	-	-	6,318	2,046
Equity income in co-investments	$495	$353	$7,820	$3,120
Minority interests
Limited partners of Essex Portfolio, L.P.	$1,685	$690	$6,543	$4,915
Perpetual preferred distributions	2,231	2,559	9,909	10,238
Third party ownership interests	442	225	1,458	687
DownREIT limited partners' distributions	1,108	1,066	4,485	4,159
Minority interests	$5,466	$4,540	$22,395	$19,999

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Twelve Months Ended
(Dollars in thousands, except share and per share amounts)	December 31,			December 31,
	2008	2007	% Change	2008	2007	% Change

Funds from operations
Net income available to common stockholders	$18,345	$51,287		$56,113	$106,464
Adjustments:
Depreciation and amortization	28,296	29,754		113,294	102,250
Gains not included in FFO	(5,356)	(51,905)		(7,849)	(66,470)
Minority interests and co-investments (1)	2,766	5,563		9,299	11,665
Funds from operations	$44,051	$34,699		$170,857	$153,909
FFO per share-diluted	$1.54	$1.25	23.3%	$6.14	$5.58	10.2%

Components of the change in FFO
Non-recurring items:
Gain on early retirement of bonds	(3,517)	-		(3,517)	-
Severance payments	700	-		700	-
Loan loss reserves	650	500		650	500
Income generated from TRS activities, net of taxes and expenses	(147)	-		(147)	(413)
Joint venture - promote interest and fees	-	-		(6,318)	(10,068)
Other	-	-		245	(339)
Funds from operations excluding non-recurring items	41,737	35,199		162,470	143,589
FFO excluding non-recurring items per share-diluted	$1.46	$1.26	15.2%	$5.84	$5.20	12.3%

Changes in recurring items:
Same-property NOI	$2,489			$10,835
Non-same property NOI	2,651			11,992
Management and other fees from affiliates	(227)			415
Interest expense and amortization of deferred financing costs	1,109			907
Other items, net	516			(5,268)
	$6,538			$18,881

Weighted average number of shares outstanding diluted (2)	28,663,993	27,838,516		27,807,946	27,596,668

(1)
For the three and twelve months ended December 31, 2008, the amounts included the following adjustments: (i) minority interest related to Operating Partnership units totaling $2.0 million and $6.7 million, respectively, (ii) add back depreciation from unconsolidated co-investments and less depreciation attribuable to third-party ownership of consolidated co-investments totaling $0.8 million and $2.6 million, respectively.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2008	December 31, 2007

Real Estate:
Land and land improvements	$683,876	$670,494
Buildings and improvements	2,595,912	2,447,265
	3,279,788	3,117,759
Less: accumulated depreciation	(640,026)	(541,987)
	2,639,762	2,575,772
Real estate under development	272,273	233,445
Co-investments	76,346	64,191
	2,988,381	2,873,408
Cash and cash equivalents	54,719	22,483
Marketable securities	23,886	2,017
Funds held by 1031 exchange faciliator	21,424	-
Notes and other receivables	47,637	50,536
Other assets	28,776	31,879
Total assets	$3,164,823	$2,980,323

Mortgage notes payable	$1,468,931	$1,262,873
Exchangeable bonds	171,716	225,000
Lines of credit	120,000	169,818
Cash flow hedge liabilities	73,129	10,227
Other liabilities	105,396	94,215
Total liabilities	1,939,172	1,762,133

Minority interests	234,821	281,960
Series G cumulative convertible preferred stock, liquidation value	145,912	145,912

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	1,026,037	857,109
Distributions in excess of accumulated earnings	(130,697)	(82,805)
Accumulated other comprehensive (loss) income	(75,424)	(8,988)
Total stockholders' equity	844,918	790,318
Total liabilities and stockholders' equity	$3,164,823	$2,980,323

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - December 31, 2008
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	69%	$1,217,805	6.1%	5.9
Variable rate debt(1)	14%	251,126	4.0%	21.5
Total mortgage notes payable	83%	1,468,931	5.8%	8.6

Exchangeable bonds (2)	10%	171,716	3.6%

Line of credit - secured (3)	7%	120,000	3.0%

Total debt	100%	$1,760,647	5.4%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2009	$35,842	6.3%
	2010	152,412	8.1%
	2011	151,281	6.4%
	2012	31,759	5.4%
	2013	192,813	5.8%
	Thereafter	1,076,540	5.4%
	Total	$1,640,647	5.5%

Capitalized interest for the three and twelve months ended December 31, 2008 was approximately $2.7 million and $10.9 million, respectively.

(1)	$236.2 million of the variable rate debt is tax exempt, and $152.7 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Exchangeable bonds total $171.7 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc. During the fourth quarter of 2008, the Company repurchased $53.2 million of Exchangeable bonds.

(3)
Secured line of credit commitment is $150 million and is expandable to $250 million at anytime during the first two years.  This line is secured by eight of Essex's apartment communities and matures in December 2013.  The underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization - December 31, 2008
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,760,647

Common stock and potentially dilutive securities
Common stock outstanding	26,396
Limited partnership units (1)	2,413
Options-treasury method	46
Total common stock and potentially dilutive securities	28,855	shares

Common stock price per share as of December 31, 2008	$76.75

Market value of common stock and potentially dilutive securities	$2,214,621

Preferred units/stock	$254,500

Total equity capitalization	$2,469,121

Total market capitalization	$4,229,768

Ratio of debt to total market capitalization	41.6%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended December 31, 2008 and 2007
(Dollars in thousands, except per concessions amounts)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change	2008	2007	2008	2007	% Change

Revenues:
Same-property revenue	$48,193	$47,937	0.5%	$22,644	$21,045	7.6%	$17,383	$16,302	6.6%	$-	$-	$88,220	$85,284	3.4%
Non-same property revenue (2)	5,512	4,735		8,458	7,212		1,942	432		699	549	16,611	12,928
Total Revenues	$53,705	$52,672		$31,102	$28,257		$19,325	$16,734		$699	$549	$104,831	$98,212

Property operating expenses:
Same-property operating expenses	$15,371	$14,928	3.0%	$7,350	$7,680	-4.3%	$5,855	$5,521	6.0%	$-	$-	$28,576	$28,129	1.6%
Non-same property operating expenses (2)	1,922	1,468		2,871	2,515		701	117		423	785	5,917	4,885
Total property operating expenses	$17,293	$16,396		$10,221	$10,195		$6,556	$5,638		$423	$785	$34,493	$33,014

Net operating income (NOI):
Same-property NOI	$32,822	$33,009	-0.6%	$15,294	$13,365	14.4%	$11,528	$10,781	6.9%	$-	$-	$59,644	$57,155	4.4%
Non-same property NOI (2)
Redevelopment communities	3,234	2,940		2,335	2,024		-	-		-	-	5,569	4,964
Acquired communities	355	327		3,252	2,673		1,241	315		-	-	4,848	3,315
Development communities	1	-		-	-		-	-		-	-	1	-
Other real estate assets (1)	-	-		-	-		-	-		276	(236)	276	(236)
Total non-same property NOI	3,590	3,267		5,587	4,697		1,241	315		276	(236)	10,694	8,043
Total NOI	$36,412	$36,276		$20,881	$18,062		$12,769	$11,096		$276	$(236)	$70,338	$65,198

Same-property operating margin	68%	69%		68%	64%		66%	66%				68%	67%

Same-property turnover percentage	49%	51%		47%	46%		49%	46%				48%	49%

Same-property concessions	$300	$427		$85	$121		$82	$89				$467	$637

Average same-property concessions per turn (3)	$209	$302		$177	$257		$142	$164				$187	$262

Net operating income percentage of total	52%	56%		30%	28%		18%	17%				100%	100%

(Gain)/Loss to lease (4)	$(6,528)			$(1,604)			$(3,440)					$(11,573)
(Gain)/Loss to lease as a percentage of rental income	(3.2%)			(1.1%)			(4.5%)					(2.8%)

Reconciliation of apartment units at end of period

Same-property apartment units	11,081			4,643			4,905					20,629

Consolidated Apartment Units	12,500	12,725		6,457	6,361		5,338	5,005				24,295	24,091
Joint Venture	480	480		1,575	2,101		642	515				2,697	3,096
Under Development (5)	268	743		693	238		295	127				1,256	1,108
Total apartment units at end of period	13,248	13,948		8,725	8,700		6,275	5,647				28,248	28,295

Percentage of total	47%	50%		31%	31%		22%	20%				100%	100%

Average same-property financial occupancy	95.8%	95.5%		97.6%	97.2%		97.3%	96.5%				96.6%	96.1%
(1)	Other real estate assets consists mainly of retail space and commercial properties and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to September 1, 2007 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)
(Gain)/Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 268 of the units under development as of December 31, 2008.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Twelve months ended December 31, 2008 and 2007
(Dollars in thousands, except per concessions amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change	2008	2007	2008	2007	% Change

Revenues:
Same-property revenue	$187,352	$184,485	1.6%	$79,389	$72,611	9.3%	$62,338	$57,848	7.8%	$-	$-	$329,079	$314,944	4.5%
Non-same property revenue (2)	26,078	23,819		40,495	26,767		9,342	6,029		2,735	2,400	78,650	59,015
Total Revenues	$213,430	$208,304		$119,884	$99,378		$71,680	$63,877		$2,735	$2,400	$407,729	$373,959

Property operating expenses:
Same-property operating expenses	$58,990	$57,487	2.6%	$25,699	$25,032	2.7%	$21,200	$20,070	5.6%	$-	$-	$105,889	$102,589	3.2%
Non-same property operating expenses (2)	8,445	6,932		15,303	9,204		2,786	1,677		1,538	2,616	28,072	20,429
Total property operating expenses	$67,435	$64,419		$41,002	$34,236		$23,986	$21,747		$1,538	$2,616	$133,961	$123,018

Net operating income (NOI):
Same-property NOI	$128,362	$126,998	1.1%	$53,690	$47,579	12.8%	$41,138	$37,778	8.9%	$-	$-	$223,190	$212,355	5.1%
Non-same property NOI (2)
Redevelopment communities	12,675	12,213		13,419	12,868		1,764	1,521		-	-	27,858	26,602
Acquired communities	5,141	4,684		11,773	4,695		4,792	2,831		-	-	21,706	12,210
Development communities	(183)	(10)		-	-		-	-		-	-	(183)	(10)
Other real estate assets (1)	-	-		-	-		-	-		1,197	(216)	1,197	(216)
Total non-same property NOI	17,633	16,887		25,192	17,563		6,556	4,352		1,197	(216)	50,578	38,586
Total NOI	$145,995	$143,885		$78,882	$65,142		$47,694	$42,130		$1,197	$(216)	$273,768	$250,941

Same-property operating margin	69%	69%		68%	66%		66%	65%				68%	67%

Same-property turnover percentage	56%	55%		53%	51%		52%	58%				54%	55%

Same-property concessions	$1,324	$1,524		$501	$379		$289	$232				$2,114	$2,135

Average same-property concessions per turn (3)	$219	$259		$232	$181		$122	$88				$200	$201

Average same-property financial occupancy	95.5%	95.5%		97.5%	96.5%		96.9%	96.1%				96.3%	95.8%

(1)	Other real estate assets consists mainly of retail space and commercial properties and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2007 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company’s 10-K and 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended December 31, 2008, December 31, 2007 and September 30, 2008
(Dollars in thousands, except average property rental rates)

		Average Property Rental Rates			Property Revenue			Property Revenue
		December 31,	December 31,		December 31,	December 31,		September 30,	Sequential
Region	Units	2008	2007	% Change	2008	2007	% Change	2008	% Change

Southern California
Ventura County	3,004	$1,363	$1,395	-2.3%	$12,542	$12,475	0.5%	$12,456	0.7%
Los Angeles County	2,754	1,752	1,764	-0.7%	14,717	14,823	-0.7%	14,872	-1.0%
Orange County	2,037	1,533	1,544	-0.7%	9,528	9,358	1.8%	9,600	-0.8%
San Diego County	2,771	1,104	1,087	1.6%	9,616	9,281	3.6%	9,489	1.3%
Santa Barbara County	239	1,776	1,750	1.5%	1,136	1,315	-13.6%	1,180	-3.7%
Riverside County	276	791	844	-6.3%	654	685	-4.5%	640	2.2%
Total same-property	11,081	1,442	1,453	-0.8%	48,193	47,937	0.5%	48,237	-0.1%
Los Angeles County	1,311	1,628			5,078	4,297
Santa Barbara County	108	1,369			434	438
Non-same property	1,419	1,608			5,512	4,735

Northern California
San Francisco MSA	175	1,864	1,747	6.7%	959	921	4.1%	964	-0.5%
Santa Clara County	1,870	1,700	1,586	7.2%	9,727	8,969	8.5%	9,537	2.0%
Alameda County	760	1,298	1,222	6.2%	3,104	2,886	7.6%	3,024	2.6%
San Mateo County	768	1,682	1,528	10.1%	3,968	3,528	12.5%	3,879	2.3%
Contra Costa County	1,070	1,488	1,484	0.3%	4,886	4,741	3.1%	4,877	0.2%
Total same-property	4,643	1,588	1,499	5.9%	22,644	21,045	7.6%	22,281	1.6%
Santa Clara County	578	1,539			2,778	2,531
Alameda County	356	1,355			1,491	1,192
Contra Costa County	650	1,575			3,149	2,966
Other	230	1,528			1,040	523
Non-same property	1,814	1,515			8,458	7,212

Seattle Metro
Total same-property	4,905	1,118	1,063	5.2%	17,383	16,302	6.6%	17,156	1.3%
Non-same property	433	1,463			1,942	432

Other Real Estate Assets					699	549

Total same-property revenue	20,629	$1,398	$1,370	2.0%	$88,220	$85,284	3.4%	$87,674	0.6%

Total non-same property revenue	3,666	$1,545			$16,611	$12,928

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Tweleve months ended December 31, 2008 and 2007
(Dollars in thousands, except average property rental rates)

		Average Property Rental Rates			Property Revenue
Region	Units	YTD 2008	YTD 2007	% Change	YTD 2008	YTD 2007	% Change

Southern California
Ventura County	3,004	$1,378	$1,390	-0.9%	$49,887	$49,945	-0.1%
Los Angeles County	2,754	1,831	1,792	2.2%	59,661	58,478	2.0%
Orange County	2,037	1,543	1,525	1.2%	38,057	37,069	2.7%
San Diego County	2,416	1,100	1,074	2.4%	32,233	31,281	3.0%
Santa Barbara County	239	1,809	1,716	5.4%	4,906	4,961	-1.1%
Riverside County	276	812	835	-2.8%	2,608	2,751	-5.2%

Total same-property	10,726	1,458	1,441	1.2%	187,352	184,485	1.6%

Los Angeles County	1,036	1,412			18,887	17,292
San Diego County	355	1,258			5,483	5,258
Santa Barbara County	108	1,348			1,708	1,269

Non-same property	1,499	1,377			26,078	23,819

Northern California
San Francisco MSA	175	1,815	1,694	7.1%	3,812	3,528	8.0%
San Mateo County	768	1,632	1,413	15.5%	15,283	12,835	19.1%
Santa Clara County	1,870	1,656	1,532	8.1%	37,626	34,714	8.4%
Alameda County	200	1,340	1,248	7.4%	3,274	3,029	8.1%
Contra Costa County	1,070	1,490	1,461	2.0%	19,394	18,505	4.8%

Total same-property	4,083	1,599	1,484	7.7%	79,389	72,611	9.3%

Santa Clara County	578	1,506			10,444	7,135
Alameda County	916	1,278			14,236	12,896
Contra Costa County	650	1,584			12,396	5,210
Other	230	1,259			3,419	1,526

Non-same property	2,374	1,416			40,495	26,767

Seattle Metro
Total same-property	4,560	1,088	1,013	7.4%	62,338	57,848	7.8%

Non-same property	778	1,627			9,342	6,029

Other Real Estate Assets					2,735	2,400

Total same-property revenue	19,369	$1,401	$1,349	3.8%	$329,079	$314,944	4.5%

Total non-same property revenue	4,651	$1,339			$78,650	$59,015

See Company’s 10-K and 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - December 31, 2008
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects
Project Name	Location

The Grand	Oakland, CA	238	7,800	$88.7	$7.5	$96.2	Dec-06	Dec-08	Feb-09	Sep-09
Fourth Street	Berkeley, CA	171	15,500	25.3	45.3	70.6	Apr-08	Feb-10	Feb-10	Aug-10
Joule Broadway (2) (3)	Seattle, WA	295	29,100	35.0	69.3	104.3	May-08	Sep-10	Jul-10	May-11
Tasman Place	Sunnyvale, CA	284	48,300	26.4	112.5	138.9	Sep-09	Dec-11	Jan-12	Sep-12
Consolidated - Development Projects		988	100,700	175.4	234.6	410.0

Development Projects - Fund II (3)
Project Name	Location
Studio 40-41	Studio City, CA	149	-	50.7	9.9	60.6	Jun-07	Jun-09	Mar-09	Aug-09
Cielo	Chatsworth, CA	119	-	25.4	14.1	39.5	Jun-07	May-09	May-09	Sep-09

Fund II - Development Projects		268	-	76.1	24.0	100.1

Total - Development Projects		1,256	100,700	251.5	258.6	510.1

Predevelopment Projects
Project Name	Location
Main Street (2)	Walnut Creek, CA	-	-	-	-	-
Cadence Campus	San Jose, CA	-	-	-	-	-

Total - Predevelopment Projects		820	-	73.0	169.4	242.4

Land Held for Future Development (4)
Project Name	Location
City Centre	Moorpark, CA	200	-	-	-	-
Citiplace	San Diego, CA	141	-	-	-	-
Park Boulevard (5)	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Land Held for Future Development		392	-	23.9	-	23.9

Grand Total - Development Pipeline		2,468	100,700	$348.4	$428.0	$776.4
(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	The Company has entered into two joint venture development projects with third-parties to develop these properties. Essex has a 50% interest in the two projects.
(3)	There are construction loans in place for each of these joint venture development projects that provide financing for the majority of the estimated remaining costs to be incurred.
(4)	The Company owns land in various stages of entitlement that is being held for future development.
(5)	The Company has entered into an option agreement to sell this land parcel to a third-party. During the option period the Company will continue to complete the entitlement process.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - December 31, 2008
(Dollars in thousands)\

		Total	Estimated	Estimated		NOI		Q4 2008
		Incurred	Remaining	Total	Redevelopment	For the quarter ended		Rehab	Units
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q4 2008	Q4 2007	Vacancy Loss	completed

Approved - Redevelopment Projects (1)
Marina Cove, Santa Clara, CA	292	$3,112	$6,746	$9,858	Jun-07
Foothill Commons, Bellevue, WA	360	14,021	22,317	36,338	Jun-07
Woodland Commons, Bellevue, WA	236	3,323	8,456	11,779	Jun-07
	888	20,456	37,519	57,975

Active - Redevelopment Projects
Southern California
Avondale at Warner Center, Woodland Hills, CA	446	11,540	2,530	14,070	Oct-04	$1,330	$1,169	$-	198
Pathways, Long Beach, CA	296	8,255	2,505	10,760	Jun-06	918	804	7	247
Highridge, Rancho Palos Verdes, CA	255	4,118	12,445	16,563	Jan-07	986	967	-	9
	997	23,913	17,480	41,393		3,234	2,940	7	454
Northern California
The Montclaire - Phase I - III, Sunnyvale, CA	390	13,863	1,269	15,132	Aug-06	1,364	1,239	4	390
Boulevard, Fremont, CA	172	8,875	12	8,887	Sep-06	486	241	-	137
Bridgeport, Newark, CA	184	4,372	214	4,586	Oct-06	485	543	-	12
	746	27,110	1,495	28,605		2,335	2,023	4	539

Total Active - Redevelopment Projects	1,743	51,023	18,975	69,998		5,569	4,963	11	993

Consolidated - Redevelopment Projects	2,631	$71,479	$56,494	$127,973		$5,569	$4,963	$11	993

(1)	These projects are approved and redevelopment activity has commenced but as of Q4 2008 the communities have stabilized operations, and therefore they are classified in same-property operations.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - December 31, 2008	Essex	Total Fund			Property Revenue for			NOI for the twelve
(Dollars in thousands)	Book	Original		Debt	the twelve months ended		%	months ended		%
	Value	Cost	Units	Amount	2008	2007	Change	2008	2007	Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$24,914
Renaissance, Los Angeles, CA			168	22,988
Total Southern California			480	47,902	$8,377	$7,756	8.0%	$5,239	$4,672	12.1%
Northern California
Alderwood Park, Newark, CA			96	6,958
Carlmont Woods, Belmont, CA			195	12,690
Davey Glen, Belmont, CA			69	6,654
Enclave, San Jose, CA			637	79,183
Harbor Cove, Foster City, CA			400	34,218
Regency Tower, Oakland, CA			178	10,872
Total Northern California			1,575	150,575	16,958	15,474	9.6%	17,771	16,572	7.2%
Seattle Metro
Echo Ridge, Snoqualmie, WA			120	13,040
Morning Run, Monroe, WA			222	13,487
Tower @ 801, Seattle, WA			173	18,991
Total Seattle Metro			515	45,518	8,186	7,785	5.2%	5,003	4,739	5.6%

Total - Operating Communities			2,570	243,995	$33,521	$31,015	8.1%	$28,013	$25,983	7.8%

Fund II - Development Completed (not stabilized)
Eastlake 2851, Seattle, WA			127	27,132	$1,106			$722

Fund II - Development Pipeline (2)
Studio 40-41, Studio City, CA			149	24,849
Cielo, Chatsworth, CA			119	12,877
Total - Development Communities			268	37,726

Total - Fund II	$69,749	$561,266	2,965	$308,853

Capitalized costs	720
	70,469
Other (3)	5,877

	$76,346

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	See S-9 for more detail about the Fund II Development Pipeline.
(3)	Included in other investments is a development joint venture in preliminary stages located in Southern California with a carrying value of $5.4 million and a real estate technology investment.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Minority Interest - December 31, 2008
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and minority interest:

					Operations for the quarter ended
	Balance as of December 31, 2008				December 31, 2008
	Investment in	Related	Minority	DownREIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

DownREITs:
Anchor Village	$14,434	$10,750	$2,404	110,133	$814	$382	$432
Barkley Apartments	9,173	17,623	2,322	79,205	659	236	423
Brookside Oaks	34,171	13,900	3,917	97,673	797	238	559
Capri at Sunny Hills	17,601	18,920	3,930	167,365	608	164	444
Brentwood (Hearthstone)	15,051	20,471	2,568	58,884	618	164	454
Hidden Valley (2)	40,034	32,722	6,089	62,647	1,325	373	952
Highridge Apartments	24,515	44,807	6,121	298,341	1,387	401	986
Montejo Apartments	9,079	5,719	1,216	29,319	487	156	331
Thomas Jefferson	26,811	19,614	7,067	62,873	758	222	536
Treehouse Apartments	12,217	7,700	2,951	67,728	636	231	405
Valley Park Apartments	15,608	9,755	1,275	56,633	755	210	545
Villa Angelina Apartments	20,136	13,191	3,003	57,709	978	268	710

	238,830	215,172	42,863	1,148,510	9,822	3,045	6,777

Hillsdale Garden Apartments (3)	114,435	-	22,527		3,582	1,436	2,146
Joint Ventures - Development (4)	55,955	14,884	14,500
Operating Limited Partnership Units			74,931
Perpetual Preferred Units (5)			80,000

Balance as of December 31, 2008			$234,821

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The DownREIT has a 75% interest in this community and a joint venture parter has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has a 18.5% interest.
(4)	The Company consolidates two joint venture developments that the Company has 50% interest, in accordance with GAAP.
(5)	Includes Series B Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% and can be redeemed at the Company's option on December 31, 2009.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - December 31, 2008
(Dollars in thousands)

Income from Discontinued Operations

For the three and twelve months ended December 31, 2008, the Company sold Coral Gardens, Cardiff by the Sea, and St. Cloud apartment communities.  For the three and twelve months ended December 31, 2007, the Company sold condominium units at Peregrine Point, and during the three months ended March 31, 2007, the Company sold the City Heights community which was consolidated in accordance with FIN 46R.  Income from discontinued operations for 2007 also includes operating results for the four Portland communities sold in December 2007.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
Rental revenues	$530	$4,009	$7,058	$17,425
Interest and other income	-	-	-	290
Revenues	530	4,009	7,058	17,715

Property operating expenses	(257)	(1,566)	(3,851)	(7,477)
Interest expense	(123)	(760)	(2,210)	(2,489)
Depreciation and amortization	-	(1,143)	(2,434)	(4,603)
Minority interests	(11)	(45)	117	(271)
Expenses	(391)	(3,514)	(8,378)	(14,840)

Gain on sale	3,371	51,905	3,417	131,191
Subordination fees	-	-	-	10,290
Minority interests	(256)	(4,282)	(260)	(71,067)
Net gain on sale of real estate	3,115	47,623	3,157	70,414

Income from discontinued operations	$3,254	$48,118	$1,837	$73,289

Common Stock Equivalents

	Q4 2008	YTD 2008	Actual
	Weighted Avg.	Weighted Avg.	As of 12/31/08
Common Shares	26,184,488	25,205,367	26,395,807
Stock Options	59,524	107,995	46,250
Exchangeable Bonds	-	33,158	-
Weighted Avg. Shares Diluted - EPS	26,244,012	25,346,520	26,442,057
Operating Limited Partnership Units	2,419,981	2,461,426	2,413,078
Weighted Avg. Shares Diluted - FFO	28,663,993	27,807,946	28,855,135

See Company’s 10-K and 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of December 31, 2008
						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFOFNIRA
	Santa Clara County
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	46
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	9
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	11
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	7
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	9
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	34
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	35
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	20
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	36
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	8
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	36
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	21
	Tasman Place	315 Tasman Drive	Sunnyvale	CA	284	265,296			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	40
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	20
				11%	3,085	2,591,128
	Alameda County
	Fourth Street	700 University Avenue	Berkeley	CA	171	146,255			EPLP
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	433,100	2000	1975	EPLP	34
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	31
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400	1998	1975	EPLP	34
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	34
	The Grand	100 Grand Avenue	Oakland	CA	238	205,026			EPLP
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	22
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	22
				5%	1,390	1,381,224
	Contra Costa County
1	San Marcos	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600	2003	2003	EPLP	6
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	21
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	24
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	24
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	4
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	4
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	38
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	38
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	47
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	61
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	35
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	36
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	46
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	2
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	5
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	7
				1%	230	233,356

36	Total Northern California			30%	8,032	7,136,592				25

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	35
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	39
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	22
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	34
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	41
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	20
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	30
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	18
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	0
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	21
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	21
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	19
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	38
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	9
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	37
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	37
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	37
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	7
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	37
	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238			Fund II
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	30
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	45
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	39
				16%	4,233	3,519,201
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	24
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	19
1	Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900	2004	1980	EPLP	29
	Cielo	Topanga Blvd	Chatsworth	CA	119	125,400			Fund II
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	22
1	Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100	2001	2001	EPLP	8
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	35
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	23
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	5
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	38
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	36
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	36
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	22
				11%	3,004	2,560,848

1

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	42
1	CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	47
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965	EPLP	44
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA			2007	1973	EPLP	36
				1%	347	306,608
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	25
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	40
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	48
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	17
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	35
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	25
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	10
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	24
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	37
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	39
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	39
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700	2001	1970	DownREIT	39
				8%	2,037	1,872,200
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900	2002	1986	EPLP	23
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400	2002	1971	EPLP	38
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	26
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	44
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500	2002	1974	EPLP	35
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	46
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000	2002	1969	EPLP	40
1	Grand Regency	2050 E. Grand Ave.	Escondido	CA	60	42,400	2002	1967	EPLP	42
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	27
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	33
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	25
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	35
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	37
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	34
1	Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400	2002	1979	EPLP	30
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	26
				10%	2,771	2,060,500
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000	2004	1989	Fund II	20
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	21
				2%	588	477,200

67	Total Southern California			48%	12,980	10,796,557				30

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200	2005	1984	EPLP	25
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000	1994	1987	EPLP	22
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300	1990	1978	EPLP	31
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700	1990	1977	EPLP	32
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500	1994	1986	EPLP	23
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300	1990	1978	EPLP	31
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400	2003	1990	EPLP	19
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600	1994	1985	EPLP	24
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100	2000	2000	EPLP	9
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800	1997	1986	EPLP	23
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700	1999	1999	EPLP	10
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674	2008	2000	EPLP	9
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300	1995	1986	EPLP	23
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700	1997	1986	EPLP	23
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300	1997	1990	EPLP	19
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786	2005	1991	Fund II	18
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300	1996	1981	EPLP	28
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900	1997	1981	DownREIT	28
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900	1998	1998	EPLP	11
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300	1996	1986	EPLP	23
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200	2004	1997	EPLP	12
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500	2003	1998	EPLP	11
	Joule Broadway	523 Broadway Avenue, East	Seattle	WA	295	191,109			JV - 50%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806	2007	2006	EPLP	3
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000	2000	2000	EPLP	9
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200	2000	1994	EPLP	15
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	127	234,086	2008	2008	Fund II	1
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500	1997	1986	EPLP	23
1	Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300	1997	1986	EPLP	23
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	1994	1990	EPLP	19
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500	2005	1970	Fund II	39
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359	2005	2000	Fund II	9
31	Total Seattle Metropolitan Area			22%	5,980	5,373,411				19

134	Apartment Communities		100%	26,992	23,306,560	(1)
6	Apartment Communities Under Construction			1,256	1,063,005	(2)

Avg. square footage	863		Definitions for Property Ownership
Avg. units per property	201		EPLP	The Company has a 100% ownership in the community.
Avg. age of property	26		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
(1) Includes 44,318 square feet of retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
(2) Includes 100,700 square feet of estimated retail or commercial space
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
OTHER REAL ESTATE ASSETS			JV - 50%	The Company has a 50% ownership in this development and is consolidated.
Office Buildings
Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983	EPLP
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982	EPLP
River Oaks	535 - 575 River Oaks	San Jose	CA		262,500		2007	1990	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000		2006	1938	EPLP
					463,840

2

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period:  Trailing 12 Months December 2008

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2008est**)	2008 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Boston	$365,700	89%	1,530,000	3,323	0.2%	670,800	3,692	0.6%	7,015	0.3%
Nassau-Suffolk	$450,800	87%	740,000	2,052	0.3%	240,000	1,416	0.6%	3,468	0.4%
Minneapolis	$205,300	146%	818,000	4,171	0.5%	351,800	1,380	0.4%	5,551	0.5%
Miami/Ft. Lauderdale	$305,600	71%	717,000	3,358	0.5%	876,000	4,151	0.5%	7,509	0.5%
Chicago	$252,700	111%	1,700,000	7,778	0.5%	1,404,900	7,535	0.5%	15,313	0.5%
Philadelphia	$232,600	114%	1,532,000	6,858	0.4%	515,100	3,393	0.7%	10,251	0.5%
Baltimore	$276,700	108%	797,000	3,121	0.4%	268,000	2,437	0.9%	5,558	0.5%
Wash. D.C. PMSA	$358,300	105%	1,299,000	9,076	0.7%	644,300	4,684	0.7%	13,760	0.7%
New York PMSA	$450,500	54%	760,000	1,143	0.2%	2,920,000	31,086	1.1%	32,229	0.9%
Portland	$283,900	94%	561,000	4,167	0.7%	225,335	3,346	1.5%	7,513	1.0%
Denver	$203,500	143%	582,000	3,947	0.7%	274,900	4,647	1.7%	8,594	1.0%
Atlanta	$154,500	186%	1,122,000	12,307	1.1%	467,800	6,544	1.4%	18,851	1.2%
Phoenix	$204,100	115%	970,000	11,549	1.2%	360,500	5,545	1.5%	17,094	1.3%
Orlando	$223,000	105%	482,000	5,288	1.1%	201,500	4,887	2.4%	10,175	1.5%
Dallas-Ft. Worth	$147,900	175%	1,381,000	17,841	1.3%	650,000	18,257	2.8%	36,098	1.8%
Las Vegas	$231,500	97%	440,000	5,874	1.3%	215,700	6,438	3.0%	12,312	1.9%
Houston	$154,000	163%	1,027,000	28,152	2.7%	547,700	14,165	2.6%	42,317	2.7%
Austin	$189,900	145%	326,000	8,025	2.5%	169,900	5,763	3.4%	13,788	2.8%
Totals	$260,792	119%	16,784,000	138,030	0.8%	11,004,235	129,366	1.2%	267,396	1.0%

Seattle	$389,300	75%	656,000	4,730	0.7%	354,487	6,853	1.9%	11,583	1.1%

San Francisco	$794,000	44%	368,000	555	0.2%	344,000	2,806	0.8%	3,361	0.5%
Oakland	$506,000	69%	625,000	1,774	0.3%	270,000	1,853	0.7%	3,627	0.4%
San Jose	$733,000	53%	388,000	968	0.2%	192,000	2,274	1.2%	3,242	0.6%

Los Angeles	$433,000	55%	1,877,000	3,223	0.2%	1,392,963	7,656	0.5%	10,879	0.3%
Ventura	$395,000	87%	199,000	347	0.2%	53,295	378	0.7%	725	0.3%
Orange	$507,000	67%	628,000	1,336	0.2%	340,800	1,985	0.6%	3,321	0.3%
San Diego	$414,000	64%	664,000	2,160	0.3%	375,664	2,810	0.7%	4,970	0.5%

No Cal	$646,521	58%	1,381,000	3,297	0.2%	806,000	6,933	0.9%	10,230	0.5%

So Cal	$440,807	61%	3,368,000	7,066	0.2%	2,162,722	12,829	0.6%	19,895	0.4%

ESSEX	$487,117	62%	5,405,000	15,093	0.3%	3,323,208	26,615	0.8%	41,708	0.5%
Permits:  Single Family equals 1 unit, Multi-Family equals 5 or more units
Sources:  SF Prices - Economy.com :  Permits, Total Residential Stock - U.S. Census, Axiometrics
**Median Home Prices - Average of Q1-Q3 National Association of Realtors (Average of q1-q3; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family breakdown of total residences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (6.0%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

3

Essex Markets Forecast 2009: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	5,100	1.3%	4,400	0.6%	-15,000	-1.0%	-2.00%	95.00%

San Francisco	2,600	0.7%	600	0.2%	-5,000	-0.5%	0.00%	95.50%
Oakland	2,300	0.8%	1,800	0.3%	-10,000	-1.0%	-2.50%	94.50%
San Jose	1,800	0.9%	900	0.2%	-6,000	0.3%	0.00%	95.00%
No. Cal.	6,700	0.8%	3,300	0.2%	-21,000	-0.7%	-0.7%	95.0%

Ventura	400	0.8%	300	0.1%	-2,100	-0.7%	-2.50%	95.00%
Los Angeles	7,600	0.5%	4,000	0.2%	-41,200	-1.0%	-4.00%	94.50%
Orange	2,800	0.8%	1,300	0.2%	-14,800	-1.0%	-3.00%	94.50%
San Diego	2,600	0.9%	1,800	0.3%	-9,800	-0.8%	0.00%	95.00%
So. Cal.	13,400	0.6%	7,400	0.2%	-67,900	-0.9%	-2.50%	94.75%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.:  -1.25% Growth, Jobs: - 1.5% Growth

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not Seasonally Adjusted) projected through December 2009 over the comparable actual figures for December 2008.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2008 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Occupancy Rates at the end of 2009.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for December 2009 vs.December 2008 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of Market Occupancy Rates for December 2009.

 4